UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2020

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13696	31-1401455
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive, West Chester, Ohio 45069

(Address of principal executive offices, including zip code)

(513) 425-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	AKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 10, 2020, AK Steel Holding Corporation (the “Company” or “AK Steel”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of December 2, 2019 (as it may be amended from time to time, the “Merger Agreement”), among Cleveland-Cliffs Inc. (“Cliffs”), the Company and Pepper Merger Sub Inc. (the “AK Steel Merger Proposal”); (ii) a non-binding, advisory proposal to approve the compensation that may be paid or become payable to AK Steel’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement (the “AK Steel Compensation Proposal”); and (iii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the AK Steel Merger Proposal (the “AK Steel Adjournment Proposal”).

The final report of the votes for the AK Steel Merger Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

205,354,033	4,625,457	1,067,817	0

The final report of the votes for the AK Steel Compensation Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

179,894,365	22,302,987	8,849,955	0

The final report of the votes for the AK Steel Adjournment Proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

188,804,634	20,083,430	2,159,243	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the AK Steel Merger Proposal.

Item 8.01.	Other Events.

On March 10, 2020, the Company and Cliffs issued a joint press release announcing the voting results of the Special Meeting and the special meeting of Cliffs shareholders. The press release also announced that the Company and Cliffs expect to close the transactions contemplated by the Merger Agreement on March 13, 2020, though there can be no assurance that the closing will occur at that time or at all. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release, dated March 10, 2020

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AK Steel’s and Cliffs’ current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AK Steel’s or Cliffs’ control.

They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of Cliffs to integrate its and AK Steel’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) pending litigation relating to the proposed transaction and potential future litigation that could be instituted against AK Steel, Cliffs or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AK Steel’s or Cliffs’ business, including current plans and operations, (vii) the ability of AK Steel or Cliffs to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of Cliffs’ common shares, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities or public health crises, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement (as defined below) filed with the SEC by Cliffs in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AK Steel’s or Cliffs’ respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AK Steel’s and Cliffs’ respective periodic reports filed with the SEC, including AK Steel’s annual report on Form 10-K and Cliffs’ annual report on Form 10-K. Neither AK Steel nor Cliffs assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, on January 8, 2020, Cliffs filed with the SEC a registration statement on Form S-4 (File No. 333-235855) (as amended and as it may be supplemented from time to time, the “Registration Statement”) that includes a joint proxy statement of Cliffs and AK Steel and also constitutes a prospectus of Cliffs. The Registration Statement was declared effective by the SEC on February 4, 2020. On February 4, 2020, AK Steel also filed with the SEC its definitive joint proxy statement/prospectus in connection with the proposed transaction. AK Steel and Cliffs began mailing the definitive joint proxy statement/prospectus to their respective stockholders and shareholders on or around February 5, 2020. Cliffs and AK Steel may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement or any other such document that Cliffs or AK Steel may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain copies of the Registration Statement, the definitive joint proxy statement/prospectus and the other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by AK Steel, including the definitive joint proxy statement/prospectus, are also available from AK Steel free of charge on its website, www.aksteel.com, or by contacting AK Steel’s Investor Relations at (513) 425-5215. Documents filed with the SEC by Cliffs are also available from Cliffs free of charge at its website, www.clevelandcliffs.com, or by contacting Cliffs’ Investor Relations at (216) 694-6544.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell, or the solicitation of an offer to sell or the solicitation of an offer to buy, any securities or the solicitation of any vote or approval with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ Joseph C. Alter
Name:	Joseph C. Alter
Title:	Vice President, General Counsel and Corporate Secretary

Date:	March 10, 2020